SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 1999



                                  EGAMES, INC.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                      0-27102                  23-2694937
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                       19047-1833
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On March 10, 1999, eGames, Inc. (the "Company") entered into a $1 million revolving credit facility with Sovereign Bank, as described in the press release, Line of Credit Note and Line of Credit Loan and Security Agreement, attached hereto as Exhibits 99.1, 99.2 and 99.3, and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          a.   None.

          b.   None.

          c.   Exhibits.

               99.1 Press Release dated March 18, 1999.

               99.2 Line of Credit Note.

               99.3 Line of Credit Loan and Security Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EGAMES, INC.


                                                  By: /s/ Gerald W. Klein
                                                     ---------------------------
                                                     Gerald W. Klein, President,
                                                     Chief Executive Officer and
                                                     Chief Financial Officer

Dated: March 22, 1999